SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) July 23, 2003

                         DIALYSIS CORPORATION OF AMERICA
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

          Florida                     0-8527                 59-1757642
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

        1344 Ashton Road, Hanover, Maryland                 21076
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code (410) 694-0500

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Item 5.  Other Events and Required FD Disclosure

     On July 23, 2003, DCA of Warsaw, LLC, the company's wholly-owned subsidiary, entered into a seven year lease commencing January 23, 2004 for approximately 4,800 square feet of space for its new dialysis facility in Warsaw, Virginia. There are two renewal options of five years each. In addition to base rent, the lease requires DCA of Warsaw to pay for its utilities and its proportionate share of taxes and governmental assessments that may be imposed in the Center in which the leased premises are located, and certain common operating costs of the Center.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

         (10) Material Contracts

             (i) Lease Agreement between DCA of Warsaw, LLC and Warsaw
                 Village, L.P. dated July 23, 2003.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By---------------------------------
                                         STEPHEN W. EVERETT,
                                         Chief Executive Officer and
                                         President

Dated:  August 5, 2003

                                 EXHIBIT INDEX

(10) Material Contracts

     (i) Lease Agreement between DCA of Warsaw, LLC and Warsaw Village, L.P. dated July 23, 2003.